UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 6, 2019  Meeting Information  GERON CORPORATION  Meeting Type: Annual Meeting  For holders as of: April 8, 2019  Meeting Date: June 6, 2019 Time: 8:00 AM PDT  Location:   Geron Corporation  149 Commonwealth Drive  Menlo Park, CA 94025   You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  GERON CORPORATION  C/O COMPUTERSHARE  8742 LUCENT BLVD., SUITE 225  HIGHLANDS RANCH, CO 80129  E71652-P19014  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  1. Letter to Stockholders 2. Notice and 2019 Proxy Statement 3. 2018 Annual Report on Form 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2019 to facilitate timely delivery.  How To Vote  E71653-P19014  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX

Voting Items  The Board of Directors recommends you vote FOR the following:  1. To elect the two nominees for director named in the accompanying proxy statement, or the Proxy Statement, to hold office as Class II members of the Board of Directors until the 2022 annual meeting of stockholders.   Nominees:   01) Dawn C. Bir   02) Elizabeth G. O'Farrell  The Board of Directors recommends that you vote FOR proposals 2, 3 and 4:  2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the total number of authorized shares of the Company's Common Stock from 300,000,000 to 450,000,000 shares.  3. To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the accompanying Proxy Statement.  4. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.  NOTE: In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.  E71654-P19014

E71655-P19014